UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KNIGHT TRANSPORTATION, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:	N/A
(2)	Aggregate number of securities to which transaction applies:	N/A
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):	N/A
(4)	Proposed maximum aggregate value of transaction:	N/A
(5)	Total fee paid:	N/A

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:	N/A
(2)	Form, Schedule or Registration Statement No.:	N/A
(3)	Filing Party:	N/A
(4)	Date Filed:	N/A

In connection with the special meeting to be held on September 7, 2017, Knight Transportation, Inc. (“Knight”) filed a definitive proxy statement and related proxy card with the Securities and Exchange Commission on August 9, 2017. Knight hereby files a revised proxy card that will be mailed to shareholders of Knight.

KNIGHT TRANSPORTATION, INC. ATTN: PROXY DEPT. 20002 NORTH 19TH AVENUE PHOENIX, AZ 85027 VOTE BY INTERNET - WWW.PROXYVOTE.COM Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Knight Transportation, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Knight Transportation, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E32005-Z70831 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KNIGHT TRANSPORTATION, INC. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1 THROUGH 5. Approval of each of Proposals 1, 2 and 3 is a condition to the consummation of the merger and the other transactions contemplated by the Agreement and Plan of Merger, dated as of April 9, 2017, by and among Knight Transportation, Inc., Swift Transportation Company and Bishop Merger Sub, Inc. 1. Knight Merger Proposal. Proposal to approve the Agreement and Plan of Merger, dated as of April 9, 2017, by and among Knight Transportation, Inc., Swift Transportation Company and Bishop Merger Sub, Inc. and the merger and other transactions contemplated thereby. 2. Knight Board Classification Proposal. Proposal to amend Swift Transportation Company's certificate of incorporation to provide for the classification of the combined company board of directors into three classes of directors with staggered terms of office. 3. Knight Stockholder Written Consent Proposal. Proposal to amend Swift Transportation Company's certificate of incorporation to provide that stockholders of the combined company may take action by written consent, in lieu of holding a meeting, if such action is passed by a unanimous written consent signed by all stockholders entitled to vote. 4. Knight Adjournment Proposal. Proposal to approve the adjournment of the Knight Transportation, Inc. special meeting to another date and place if necessary or appropriate to solicit additional votes in favor of Proposals 1, 2 and 3. 5. Knight Advisory Compensation Proposal. Proposal to approve, on a non-binding, advisory basis, the compensation that may become payable to Knight Transportation, Inc.'s named executive officers that is based on or otherwise relates to the transactions contemplated by the merger agreement. NOTE: In their discretion, the proxies are also authorized to vote upon such other matters as may properly come before the Special Meeting or any adjournments thereof. For address changes and/or comments, please check this box and write them on the back where indicated. ABSTAIN AGAINST FOR Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Date Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX]

AS A KNIGHT TRANSPORTATION, INC. STOCKHOLDER, YOU CAN VIEW THE STOCKHOLDER ACCOUNT ON A SECURED INTERNET WEBSITE. BY ACCESSING INVESTOR SERVICE DIRECT SM AT WWW.COMPUTERSHARE.COM/INVESTOR, YOU CAN VIEW THE ACCOUNT PROFILE, STOCK DETAIL, AND HISTORICAL KNIGHT TRANSPORTATION, INC. STOCK PRICE INFORMATION. YOU CAN ALSO CHANGE YOUR ADDRESS. IN ADDITION, YOU CAN USE THIS SITE TO CONSENT TO FUTURE ACCESS OF KNIGHT'S ANNUAL REPORTS AND PROXY MATERIALS ELECTRONICALLY VIA THE INTERNET. KNIGHT ALSO PROVIDES ACCESS TO STOCKHOLDER INFORMATION, INCLUDING ITS ANNUAL REPORT AND PROXY STATEMENT, THROUGH ITS WEBSITE AT WWW.KNIGHTTRANS.COM. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING:Notice and Proxy Statement is available at www.proxyvote.com. DETACH HERE FROM PROXY VOTING CARD E32006-Z70831 KNIGHT TRANSPORTATION, INC. 20002 NORTH 19TH AVENUE PHOENIX, ARIZONA 85027 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD THURSDAY, SEPTEMBER 7, 2017, 9:00 A.M., MOUNTAIN STANDARD TIME By executing this Proxy, the stockholder constitutes and appoints the Chairman, Kevin P. Knight, and the Chief Financial Officer, Secretary, and Treasurer, Adam Miller, and each of them, as proxies for the stockholder (or if only one proxy is present, that one shall have all power granted herein), with full power of substitution, who may, and by a majority of such proxies, represent the stockholder and vote all shares of Common Stock that the stockholder is entitled to vote at the Special Meeting of Stockholders of Knight Transportation, Inc. to be held on September 7, 2017, at 9:00 A.M., MST, at the Company's headquarters at 20002 North 19th Avenue, Phoenix, AZ 85027, or at any adjournment thereof, on all matters described in the Notice and Proxy Statement for the Special Meeting as set forth on the reverse side. The stockholder acknowledges receipt of the Notice and Proxy Statement for the Special Meeting of Stockholders, grants authority to any of said proxies, or their substitutes, to act in the absence of others, with all the powers which the stockholder would possess if personally present at such meeting, and ratifies and confirms all that said proxies, or their substitutes, may lawfully do in the stockholder's name, place, and stead. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF KNIGHT TRANSPORTATION, INC., AND THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4 AND 5. IF NO CHOICE IS SPECIFIED BY YOU, THIS PROXY WILL BE VOTED "FOR" PROPOSALS NO. 1, 2, 3, 4 AND 5. THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. ADDRESS CHANGES/COMMENTS: _______________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) TO BE SIGNED ON THE REVERSE SIDE